Choice Hotels International Investor Presentation Bear Stearns Retail, Restaurants & Consumer Conference David White, Chief Financial Officer February 28, 2007 Exhibit 99.1

Disclaimer
Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the federal securities law.  Such statements are based on management’s beliefs, assumptions and expectations, which in turn are based on information currently available to management.  Actual performance and results could differ from those expressed in or contemplated by the forward-looking statements due to a number of risks, uncertainties and other factors, many of which are beyond Choice’s ability to predict or control.  For further information on factors that could impact Choice and the statements contained herein, we refer you to the filings made by Choice with the Securities and Exchange Commission, including our report on Form 10-K for the period ended December 31, 2005.
Additional corporate information may be found on the Choice Hotels’ Internet site, which may be accessed at www.choicehotels.com

One of the World’s Largest Hoteliers
#2 U.S. Hotel Brand By Hotels Open
More than 4,200 hotels open in the U.S.
representing over 335,000 rooms
Worldwide – more than 5,300 hotels open
representing over 435,000 rooms
Significant Growth Opportunities
Domestic and international unit growth
New brands
Track Record of Delivering Shareholder Value
Over 33% annualized share price return in past five
years
Dividends and share buybacks
Source: Choice Internal Data as of December 2006, Smith Travel Research

Strong, Stable, Growing System
Robust Unit Growth Continues
4 percent increase in domestic hotels in 2006
Record 720 new domestic hotel contracts signed in
2006
Strongest pipeline in company’s history
930 hotels under development worldwide, representing
more than 72,000 rooms
20-year contracts, barriers to exit
Source: Choice Internal Data as of December 2006.

Choice - #2 U.S. Hotel Brand
Hilton
5%
U.S. Hotel Market Share – Leading Hotel Companies
Source: Smith Travel Research, January 2007.
0.0
2.0
4.0
6.0
8.0
10.0
12.0
Market Share - Hotels
Open (By Percent)
Wyndham
Choice
IHG
Hilton
Marriott
Best Western
Hyatt
Starwood

Successful, Proven Business Model
Core Competency - Franchising
Only pure-play lodging franchisor
Highest returning model in the industry
Substantial size, scale and distribution
Growth in a wide variety of economic conditions and industry cycles
High margin, high cash flow model with low capital requirements
Difficult to duplicate – significant scale and capital requirements
Highly-skilled, experienced in this area

CHOICE HOTELS INTERNATIONAL™

Quality
BY CHOICE HOTELS

Comfort Inn
BY CHOICE HOTELS

Comfort Suites
BY CHOICE HOTELS

Sleep Inn
BY CHOICE HOTELS

MainStay Suites
BY CHOICE HOTELS

Cambria Suites
BY CHOICE HOTELS

Clarion
BY CHOICE HOTELS

Econo Lodge
BY CHOICE HOTELS

Rodeway Inn
BY CHOICE HOTELS

Suburban
BY CHOICE HOTELS

Brand Portfolio Built Over 5 Decades
Organic Innovation Acquisitions
1940’s
1980’s
1990’s
Scale & Distribution Created By Focus On Core Competency  --
Selling Franchises, Selling Hotel Rooms, Servicing Hotel Operators
Experience Built On Innovation
2000’s

CHOICE HOTELS INTERNATIONAL™

Econo Lodge BY CHOICE HOTELS | Rodeway Inn BY CHOICE HOTELS | Suburban BY CHOICE HOTELS | MainStay Suites BY CHOICE HOTELS | Sleep Inn BY CHOICE HOTELS | Comfort Inn BY CHOICE HOTELS | Comfort Suites BY CHOICE HOTELS | Quality BY CHOICE HOTELS | Clarion BY CHOICE HOTELS | Cambria Suites BY CHOICE HOTELS

8 Well-recognized, Segmented Brands Limited Service Full Service Economy Mid-Scale Upscale

CHOICE HOTELS INTERNATIONAL™

**Targeted Per Room Construction Costs***

Cambria Suites

Comfort Suites BY CHOICE HOTELS

Comfort Inn BY CHOICE HOTELS

MainStay Suites BY CHOICE HOTELS

Sleep Inn BY CHOICE HOTELS

Suburban BY CHOICE HOTELS

Econo Lodge BY CHOICE HOTELS

Clarion BY CHOICE HOTELS

Comfort Inn BY CHOICE HOTELS

Quality BY CHOICE HOTELS

Rodeway Inn BY CHOICE HOTELS

Econo Lodge BY CHOICE HOTELS

Development Opportunities At Wide Range of Price Points
Conversion
New Construction
$29,000
$36,000
$52,000
$45,500
$68,000
$45
$65
$100+
Targeted Average
Daily/Weekly
Rate
Source: Choice Internal Data as of December 2006.
*Excludes cost of land.
$43,000
$38,500
$80

Choice Hotels’ Objectives
Achieve Growth in New Market Segments
Strategically Grow Existing Brands
Improve Brands and Property Performance
Improve Brand Recognition and Business
Delivery
Maximize Financial and Shareholder Returns

Cambria Suites – Upscale, Select Service
Market Opportunity
All-suites Brand
100% new construction
Guest suites 25% larger than standard hotel rooms
Very attractive per-key development cost
Targeted ADR of $100 - $140
43 Contracts – In 20 States – Signed Since January 2005 Launch
Boise Hotel To Open in March – 5 More In
2007 (Appleton, Green Bay, Akron/Canton,
Savannah, and Minneapolis)
Positioned Favorably Against Established
Brands – Courtyard by Marriott and
Hilton Garden Inn – and New
Market Entrants – aloft, NYLO, Hyatt Place
and Hotel Indigo.
Source: Choice Internal Data as of December 2006

CHOICE HOTELS INTERNATIONAL™

Suburban
MainStay Suites
MainStay Suites

Extended Stay Market Opportunity
Strong Performing Segment Due to Very Favorable Supply/Demand Equation.
Industry Demand Increased 2.5% in 2006 – With Industry Occupancy At 74.5% and
Industry RevPAR Up 7.5% Over 2005
Suburban Extended Stay Hotel – 60 Hotels, nearly 8,000 rooms
Brand Acquired in 2005 – Serves Economy Market
Choice Is Largest Franchisor In the Segment
MainStay Suites – 29 Hotels, nearly 2,200 rooms
Mid-scale Extended Stay Brand
Source: Highland Group, Choice Internal Data as of December 2006

CHOICE HOTELS INTERNATIONAL™

Cambria Suites | Suburban BY CHOICE HOTELS | MainStay Suites BY CHOICE HOTELS | Quality BY CHOICE HOTELS | Clarion BY CHOICE HOTELS | Comfort Suites BY CHOICE HOTELS | Comfort Inn BY CHOICE HOTELS | Sleep Inn BY CHOICE HOTELS | Econo Lodge BY CHOICE HOTELS | Rodeway Inn BY CHOICE HOTELS

Brand-Centric Organizational Structure
Upscale and Extended Stay Full-Service Mid-Market
Economy
Modeled on Cambria Suites Successes, New Structure
Enables Choice To:
Place greater focus on guests and franchisees
Optimize brand positioning and segmentation
Accelerate innovation
Improve agility and remain on top of competitive and industry issues

Growing Existing Brands Via Increased Unit Sales
250
300
350
400
450
500
550
600
650
700
750
2001 2002 2003 2004 2005 2006
$5.0
$7.0
$9.0
$11.0
$13.0
$15.0
$17.0
$19.0
Deals Initial Fee Revenue
Franchise Development
(New Contracts Sold)
$ in millions
Executed Contracts
Source: Choice Internal Data as of December 2006.
300 deals
$7.7 m
304 deals
$8.3 m
470 deals
$11.3 m
552 deals
$13.3 m
639 deals
$15.1 m
Increased Franchise Contracts = Increased Initial Fees
720 deals
$17.9 m

2006: Record 720 New Domestic Hotel Franchise Contracts
0
100
200
300
400
500
600
700
800
900
New
Construction
Conversion Total
2004
2005
2006
237
182
370
402
639
552
Source: Choice Internal Data December 2006
288
432
Up 22% Over 2005
Up 7% Over 2005
720
Up 13% Over 2005

Unrelenting Focus on Franchisee ROI
Our Vision: To Generate the Highest Return on
Investment of Any Hotel Franchise
Our Mission: Deliver a Franchise Success System of
Strong Brands, Exceptional Services, Vast Consumer
Reach, and Size, Scale, and Distribution That Delivers
Guests, Satisfies Guests, and Reduces Costs for Our
Hotel Owners:
Our Passion:  Customer Profitability
It is Working - Franchisee Satisfaction with Respective
Choice Brand(s) at 89%, Up From 79% in 2003
Source: Choice Internal Data as of December 2006.

CHOICE HOTELS INTERNATIONAL™

Brand Growth & Equity
Guest Satisfaction
Return On Investment
Business Delivery
Customer Profitability
Strong Brands
Vast Consumer Reach
Exceptional Services
Size, Scale & Distribution
Franchise Success System

Franchise Success System Maximizes Owners’ ROI
Unmatched Size, Scale, Distribution and
Market Reach
Lowers Costs and Increases Revenues
for Owners
Enables Highly-Valued Capabilities
Services
Technologies
Purchasing Assistance
Generates more than $13 million in annual
revenue and lowers owner costs
Source: Choice Internal Data as of December 2006.

CHOICE HOTELS INTERNATIONAL™

Brand
Growth
& Equity
Guest
Satisfaction
Return
On Investment
Business
Delivery
Customer Profitability
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size, Scale
&
Distribution
Franchise Success System

Franchise Success System Maximizes Owners’ ROI
(cont.)
$55+ Million Marketing and Advertising Plan
Creates brand awareness and loyalty
Drives traffic
Enhanced Rewards Program
5 million+ Choice Privileges® members
$2.9 billion hotel program revenue to date
Delivering Revenue
Direct sales - $800 million
Intermediary marketing
Reservations System
$1.6 billion room revenue booked in 2006 – 33% delivery
Source: Choice Internal Data as of December 2006.

Business Model Maximizes Financial and Shareholder Returns
Capital Allocation – Focus on Returns
Capital Structure – Prudent Leverage to Maximize Returns
Share Repurchases
66.6 million shares repurchased at an average of $10.69 per share as of 12/31/06
Nearly $712 million since inception of program
Dividends
Increased quarterly cash dividend by 15% in September 2006 to
$0.15/share
2-for-1 Stock Split Effected in October 2005
Source: Choice Internal Data as of December 2006

Business Model Delivers Superior Returns on Invested Capital
10.4%
27.7%
36.9%
49.5%
69.1%
0%
10%
20%
30%
40%
50%
60%
70%
80%
2001 2002 2003 2004 2005
Source: Bear Stearns 2006 Equity Research – “U.S. Lodging – All Priced In – Our Current Thinking on the Sector.”
Disclaimer: Return on invested capital percentages are calculated by Bear Stearns’ lodging industry analysts in accordance with that firms’ methodologies. Please note that any calculations, opinions, estimates or forecasts regarding Choice Hotels International, Inc.'s performance made by Bear Stearns (and therefore the return on invested capital percentages) are theirs alone and do not represent calculations, opinions, forecasts or predictions of Choice Hotels International.

Industry-Leading Return on Invested Capital
0
10
20
30
40
50
60
70
2001 2002 2003 2004 2005
Choice Hotels
Intl.
Hilton
Host Hotels
Starwood
Marriott Intl.
Source – Bear Stearns 2006 Equity Research – “U.S. Lodging – All Priced In – Our Current Thinking on the Sector.”
Disclaimer: Return on invested capital percentages are calculated by Bear Stearns’ lodging industry analysts in accordance with that firms’ methodologies. Please note that any calculations, opinions, estimates or forecasts regarding Choice Hotels International, Inc.'s performance made by Bear Stearns (and therefore the return on invested capital percentages) are theirs  alone and do not represent calculations, opinions, forecasts or predictions of Choice Hotels International, Inc. or its management. Choice Hotels International, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Growing U.S. System
Source: Choice Internal Data as of December 2006.
2,500
2,700
2,900
3,100
3,300
3,500
3,700
3,900
4,100
4,300
2002 2003 2004 2005 2006
Domestic System Size
CAGR = 3.9%
Units
Online

Domestic Pipeline – 860 Hotels
Source: Choice Internal Data as of  December 2006.
602 New Construction Hotels (70%)
258 Conversion Hotels (30%)
0
25
50
75
100
125
150
175
200
225
250
Cambria
Suites
Comfort
Suites
Comfort Inn Sleep Inn Quality Clarion Suburban MainStay
Suites
Econo
Lodge
Rodeway
Inn
Midscale w/out F&B
Midscale w/F&B Extended Stay
Economy
Upscale

Strong Franchising Revenue Growth
Source: Choice Internal Data, December 2006.  See Appendix.
$172.1
$187.1
$203.7
$230.0
$262.1
$160.0
$170.0
$180.0
$190.0
$200.0
$210.0
$220.0
$230.0
$240.0
$250.0
$260.0
$270.0
2002 2003 2004 2005 2006
Franchising Revenues
($ in millions)
+ 14%
CAGR = 8.8%

EBITDA Growth Up Solidly
Source: Choice Internal Data, December 2006. See Appendix.
$116.0
$125.2
$134.9
$152.8
$176.3
$90
$110
$130
$150
$170
$190
2002 2003 2004 2005 2006
EBITDA
($ in millions)
CAGR = 8.7%
+15%

Strong EPS Growth
Source: Choice Internal Data, December 2006.  See Appendix.  Per share amounts retroactively adjusted for 2005 stock split.
$0.76
$0.93
$1.07
$1.26
$1.49
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
2002 2003 2004 2005 2006
Adjusted Diluted EPS
CAGR = 14.4%
+ 18%

Why Choice
Growing System and Favorable Industry
Dynamics
Strong EPS, EBITDA, and Cash Flow Growth
Proven Earnings Stability Even through
Industry/Economic Downturns
Pure-Play Franchise Focus, Highest
Returning Model in the Industry
High Operating Margins
Significant Free Cash Flow

Appendix

$2,380,000
$476,000
$10,585,000
$2,117,000
$10,065,000
$2,013,000
Estimated
Impact on
Royalties
$0.02
$0.004
$0.10
$0.02
$0.09
$0.02
Estimated Impact
on Diluted EPS
1,2
5 bps increase =
1 bps increase =
•Improvement
in Royalty Rate
5% (210 units)=
1% (42 units) =
5% =
1% =
•New Franchise Growth
•RevPAR Improvement
Revenue Driver
(1) Assumes Outstanding Diluted Shares of 67,049,979
(2) Assumed tax rate of 37.75%
Source: Choice Internal Analysis as of December 2006
Continuing Cash Flow Potential Multiple Revenue Levers (Unaudited)

Franchising Revenues and Margins
Source: Choice Internal Data as of December 2006.
(Dollar amounts in thousands)
2006 2005 2004 2003 2002
Franchising Revenues and Margins
Total Revenues 544,662 $          477,399 $          428,208 $          385,866 $          365,562 $
Adjustments:
     Marketing and Reservation  (1) (278,026)           (243,123)           (220,732)           (195,219)           (190,145)
     Hotel Operations (4,505)               (4,293)               (3,729)               (3,565)               (3,331)
Franchising Revenues 262,131 $          229,983 $          203,747 $          187,082 $          172,086 $
Operating Income 166,625 $          143,750 $          124,983 $          113,983 $          104,700 $
Adjustment:
     Hotel Operations (1,311)               (1,068)               (725)                   (949)                   (385)
Net 165,314 $          142,682 $          124,258 $          113,034 $          104,315 $
Franchising Margins 63.1% 62.0% 61.0% 60.4% 60.6%
Twelve Months Ended December 31,

EBITDA
Source: Choice Internal Data as of December 2006.
2006 2005 2004 2003 2002
Operating Income 166,625 $           143,750 $           124,983 $           113,946 $           104,700 $
Adjustments
Depreciation and Amortization 9,705                   9,051                   9,947                   11,225                11,251
EBITDA 176,330 $           152,801 $           134,930 $           125,171 $           115,951 $
Twelve Months Ended December 31,

Adjusted Net Income
Source: Choice Internal Data as of December 2006.
(In thousands, except per share amounts)
2006 2005 2004 2003 2002
Net Income 112,787 $       87,565 $         74,345 $         71,863 $         60,844 $
Adjustments:
Debt Extinguishment Costs 217                  -                   433                  -                   -
Resolution of Provisions for Income Tax Contingencies (12,791)           (4,855)             (1,182)             -                   -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                   1,192              -                   -                   -
Loss(Gain) on Sunburst Note Transactions -                   -                   -                   (3,383)             -
Adjusted Net Income 100,213 $       83,902 $         73,596 $         68,480 $         60,844 $
Weighted Average Shares Outstanding-Diluted 67,050            66,336            69,000            73,349            80,114
Diluted Earnings Per Share 1.68 $             1.32 $             1.08 $             0.98 $             0.76 $
Adjustments:
Debt Extinguishment Costs -                   -                   0.01                -                   -
Resolution of Provisions for Income Tax Contingencies (0.19)               (0.08)               (0.02)               -                   -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                   0.02                -                   -                   -
Loss(Gain) on Sunburst Note Transactions -                   -                   -                   (0.05)               -
Adjusted Diluted Earnings Per Share (EPS) 1.49 $             1.26 $             1.07 $             0.93 $             0.76 $
Twelve Months Ended December 31,